EXHIBIT 10.13

                          AQUILA BIOPHARMACEUTICALS, INC.
                    1996 DIRECTORS STOCK AWARD AND OPTION PLAN


        I.   Purpose

             This 1996 Stock Award and Option Plan is intended to be an equity compensation plan which will advance the best interests of Aquila Biopharmaceuticals, Inc. (the "Corporation") by providing the Corporation's directors with additional incentives for performance which furthers the interest and success of the Corporation.

        II.  Definitions

             Whenever used in this Plan, the following terms will have the indicated meanings:

        Affiliate: Any person controlled by or under common control with the Corporation or, as determined by the board, a person in which the Corporation has a substantial direct or indirect equity interest.

        Award: Any award of Deferred Stock, Restricted Stock, Options, Discounted Options, or Stock Appreciation Rights under this Plan.

        Board:  The Board of Directors of the Corporation.

        Change of Control: Has the meaning specified in Section 17.2 hereof.

        Code: The Internal Revenue Code of 1986, as amended, and any successor statute.

        Common Stock: The common stock of the Corporation, $0.01 par value per share, or other class or kind of security as may be applicable under Section 12.

        Corporation: Aquila Biopharmaceuticals, Inc., a Delaware corporation, and any successor to substantially all of its business.

        Committee: The body designated by the Board to administer this Plan pursuant to Section 4 hereof.

        Deferred Stock: Common Stock rights awarded pursuant to Section 6 of this Plan.

        Discounted Options: Options granted pursuant to Section 10 of this Plan.




        Effective Date:  Has the meaning specified in Section 13 hereof.

        Exchange Act: The Securities Exchange Act of 1934, as amended, and any successor statute.

        Exercise Value:  Has the meaning specified in Section 9.2 hereof.

        Fair Market Value:

                  (a) If the Corporation's Common Stock is publicly traded (i) in the over-the-counter market and not on the Nasdaq National Market nor on any national securities exchange, the closing bid price of the Common Stock on the trading day in question, as reported by Nasdaq or an equivalent generally accepted reporting service, or (ii) on the Nasdaq National Market or on a national securities exchange, the closing sale price of the Common Stock on the National Market or the principal national securities exchange on which it is traded on the trading day in question. For purposes of clause (i) above, if trading in the Common Stock is not reported by Nasdaq, the bid price referred to in said clause shall be the lowest bid price as reported in the "pink sheets" published by National Quotation Bureau, Incorporated or the NASD Electronic Bulletin Board. For purposes of clause (ii) above, the closing price shall be the last reported sale price on the trading day in question or, if no reported sale took place on such day, the average of the reported closing bid and asked prices on such day.

                  (b) If the Common Stock is not publicly traded, the fair value of the Common Stock as determined in good faith by the Board after taking into consideration all factors which it deems appropriate, including without limitation recent sale and offer prices of the Common Stock in private transactions negotiated at arm's length.

        Incentive Stock Option: Any Option granted under this Plan which is intended to satisfy the requirements of an incentive stock option as defined in Section 422 of the Internal Revenue Code of 1986, as amended.

        Non-Employee Director:  Has the meaning specified in Rule 16b-3.

        Non-Qualified Option: Any Option granted under this Plan which is not intended to be an Incentive Stock Option.

        Option: An Option or options granted from time to time pursuant to Section 8 of this Plan.

        Parent Corporation: Has the meaning specified in Section 424(e) of the Code.




        Participant: Any person who becomes eligible to receive an Award pursuant to the provisions of Section 3 of this Plan.

        Plan: This 1996 Aquila Biopharmaceuticals, Inc. Director Stock Award and Option Plan, as it may be amended from time to time.

        Recipient: A Participant to whom an Award is made under the provisions of this Plan.

        Related Company:  Any entity which is either (i) a Parent
        Corporation or (ii) a Subsidiary Corporation.

        Restricted Stock: Common Stock awarded pursuant to Section 7 of this Plan.

        Rule 16b-3: Rule 16b-3 promulgated under Section 16 of the Exchange Act, or any successor rule promulgated by the Securities and Exchange Commission pursuant thereto.

        Stock Appreciation Rights or SAR:  Rights awarded pursuant to
        Section 9 of this Plan.

        Subsidiary Corporation. Has the meaning specified in Section 424(f) of the Code.

        Ten Percent Stockholder: An individual who directly or indirectly owns or possesses more than ten percent of the total combined voting power of all classes of capital stock of the Corporation or a Related Company.

        III. Eligibility

             A. Eligible Participants: The individuals who shall be eligible to participate in the Plan shall be such directors of the Corporation, or of any Related Company, as the Committee shall determine from time to time; provided, however, that only employees of the Corporation or of any Related Company shall be eligible to receive an Option which is an Incentive Stock Option.

        IV.  Plan Administration

             A. Administration: The Plan may be administered by a committee of two or members of the Board of Directors who are appointed by the Board. Each of the members of the Committee shall be a Non-Employee Director. The Board may, in its discretion, elect to administer the Plan rather than delegating such task to the Committee, and, in such case, references to the Committee herein shall be deemed to include the Board acting in such capacity.

             B. Administrative Powers: The Committee shall have the power to interpret and administer the Plan and full authority to act in selecting the Participants to whom awards will be granted, in determining the type and amount of Award to be granted to each such Participant, the terms and conditions of Awards granted under the Plan and the terms of agreements which will be entered into with each Recipient. In determining individuals who are to receive Awards, the Committee shall consider the individual's position, responsibilities, service, accomplishments, present and future value to the Corporation, the anticipated length of his future service, and other relevant factors. The Committee shall have the power to make regulations for carrying out the Plan and to make changes in such regulations as it from time to time deems proper. Any interpretation by the Committee of the terms and provisions of the Plan and the administration thereof and all action taken by the Committee, shall be final, binding and conclusive on the Corporation, its stockholders, Affiliates, all Participants, their respective legal representatives, successors and assigns and upon all other persons claiming under or through any of them.

             C. Limitations on Liability: Members of the Committee acting under the Plan shall be fully protected in relying in good faith upon the advice of counsel and shall incur no liability except for gross negligence or willful misconduct in the performance of their duties.

        V.   Shares Subject to the Plan

             A. Aggregate Number: Subject to adjustment as provided in this Section 5 and in Section 12, the total number of shares of Common Stock which shall be reserved by the Corporation and which shall be available for issuance in the form of any stock based Award (excluding Stock Appreciation Rights) under the Plan shall be 200,000 shares of Common Stock in the aggregate. Shares of Common Stock available for issuance under this Plan are available for any stock based Award under this Plan. Shares of Common Stock awarded under this Plan may consist, in whole or in part, of authorized and unissued shares or of treasury shares. No more than 200,000 Stock Appreciation Rights shall be available for issuance under this Plan.

             B. Adjustments: The number of shares of Common Stock available under this Plan shall not be increased by the number of shares subject to any Option or part thereof which shall have been canceled as a result of the exercise of Stock Appreciation Rights issued in tandem with such Option. If any shares subject to any Award granted hereunder are forfeited or such Award otherwise terminates without the issuance of such shares or of other consideration in lieu of such shares, the shares subject to such Award, to the extent of any such forfeiture or termination, shall again be available for grant under this Plan except as provided in
        Section 9.3 with respect to certain Stock Appreciation Rights. Notwithstanding anything to the contrary in this Section 5.2, no more than the aggregate number of shares and Stock Appreciation Rights provided in Section 5.1 shall be available for issuance to under this Plan.




        VI.  Deferred Stock

             The grant of Deferred Stock shall be upon the following rules and conditions:

             A. Deferred Stock Grants: Deferred Stock refers to the grant of a present right to receive Common Stock at some future date, subject to certain conditions or events. Deferred Stock shall be evidenced by Deferred Stock agreements. Such agreements shall conform to the requirements of the Plan and may contain such other provisions (including, but not limited to, vesting and forfeiture provisions or provisions for the protection of Deferred Stock in the event of mergers, consolidations, dissolutions and liquidation, affecting either the agreement or the stock issued thereunder) as the Committee shall deem advisable at the time of grant.

             B. Crediting of Deferred Stock: Upon determination of the number of shares of Deferred Stock to be granted to a Recipient, the Committee shall direct that the same be credited to the Recipient's account on the books of the Corporation, but that issuance and delivery of the same shall be deferred until the date or dates provided in Section 6.4 hereof. Prior to issuance and delivery hereunder, the Recipient shall have no rights as a stockholder with respect to any shares of Deferred Stock credited to his or her account.

             C. Payments Equivalent to Dividends: During the period that shares of Deferred Stock remain credited to the account of a Recipient and before their issuance and delivery, the Board may determine that a Recipient shall have the right to receive payments equivalent to dividends. In the event the Board determines to pay the Recipient payments equivalent to dividends, the Corporation shall pay to the Recipient as additional compensation, on each date dividends on Common Stock are paid, a sum of money equal to what would have been received if the shares of Deferred Stock credited to the account of the Recipient had been owned by him outright.

             D. Delivery: Subject to the terms and conditions described herein and contained in the Deferred Stock agreement, the shares of Deferred Stock credited to the account of a Recipient shall be issued and delivered to the Recipient in one or more installments beginning with such date as the Committee may determine. The Committee may, in its sole discretion, modify, waive restrictions on, or accelerate the delivery of any shares of Deferred Stock under such circumstances as it deems appropriate.

        VII. Restricted Stock

             The grant of Restricted Stock shall be upon the following rules and conditions:




             A. Restricted Stock Grants: Restricted Stock refers to shares of Common Stock issued to the Recipient pursuant to a grant hereunder which are subject to substantial restrictions on transfer or are subject to forfeiture under certain circumstances. The restrictions may lapse as a result of the passage of time, the occurrence of certain events, or for other reasons. Restricted Stock shall be evidenced by Restricted Stock agreements. Such agreements shall conform to the requirements of the Plan and may contain such other provisions (including, but not limited to, forfeiture provisions for the protection of Restricted Stock in the event of mergers, consolidations, dissolutions, and liquidation, affecting either the agreement or the stock issued thereunder) as the Committee shall deem advisable at the time of award of Restricted Stock grants.

             B. Issuance of Restricted Stock: Upon determination of the number of shares of Restricted Stock to be awarded to a Recipient, the Committee shall direct that a certificate representing the number of shares of Common Stock be issued to the Recipient as the registered owner. The certificate representing such shares shall either bear a legend as to restrictions on sale, transfer, assignment, pledge or as to other encumbrances during the restriction period, or be deposited by the Recipient, together with a stock power endorsed in blank, with the Corporation.

             C. Dividends and Voting Rights: During the restriction period, the Recipient shall have the right to receive dividends from, and to vote the shares of, Restricted Stock.

             D. Delivery: The Restricted Stock agreement shall specify the duration of the restriction period and the performance and/or employment conditions under which the Restricted Stock may be forfeited to the Corporation. At the end of the restricted period the restrictions imposed hereunder shall lapse with respect to the number of shares of Restricted Stock subject to that restriction and the legend shall be removed or the shares delivered, as the case may be, with respect to such number. The Committee may, in its sole discretion, modify or accelerate the vesting of shares of Restricted Stock.

        VIII.     Options

             The Grant of Options shall be upon the following rules and conditions:

             A. Option Grants: Options shall be evidenced by Option agreements. Such agreement shall conform to the requirements of the Plan, and may contain such other provisions (including, but not limited to, vesting provisions, restrictions upon the exercise of the Option, or provisions for the protection of Options in the event of mergers, consolidations, dissolutions, and liquidation affecting either the agreement or the shares subject to such Options) as the Committee shall deem advisable at the time of grant.

             B. Option Price: The price at which Common Stock may be purchased upon exercise of an Option shall be determined by the Committee, but shall not be less than the greater of the Fair Market Value of such shares on the date the Option is granted or the par value of such Common Stock. In the case of a Ten Percent Stockholder, the price at which Common Stock may be purchased upon the exercise of the Option intended to be an Incentive Stock Option shall not be less than 11O% of Fair Market Value of such shares on the date of grant.

             C. Terms of Options: The Option agreements shall specify when an Option may be exercisable and the terms and conditions applicable in the event of the Recipient's termination of employment during the Option's term. In any case, no Incentive Stock Option may be granted after 10 years from the Consummation Date and the term of an Option which is an Incentive Stock Option shall in no event be greater than 10 years. In the case of a Ten Percent Stockholder, the term of an Incentive Stock Option shall in no event be greater than 5 years.

             D. Incentive Stock Options: Each provision of the Plan and each Option agreement relating to an Option intended to be an Incentive Stock Option shall be construed so that it will qualify as an incentive stock option as defined in Section 422 of the Code to the maximum extent possible. In no event may a Recipient be granted Incentive Stock Options which do not comply with such grant and vesting limitations as may be prescribed by the Code.
        To the extent that the aggregate Fair Market Value of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any individual during any calendar year, under all plans of the Corporation and any Parent or Subsidiary Corporation, exceeds $100,000, such excess Options shall be treated as Options which are not Incentive Stock Options.

             E. Payment of Exercise Price: The exercise price of the Option shall be paid as follows: (i) in full in cash at the time of the exercise; (ii) with the consent of the Committee, in whole or in part in Common Stock valued at Fair Market Value, whether such Common Stock be (a) tendered by the Recipient or (b) withheld by the Corporation pursuant to a request by the Recipient, to have part of the shares covered by the Option withheld in payment of the exercise price; (iii) in whole or in part through the exercise of an SAR; or (iv) by any other means determined by the Committee. A Recipient shall have the rights of a stockholder with respect to any shares subject to an Option from and after its exercise until a certificate for such shares shall have been issued to him.




        IX.  Stock Appreciation Rights

             The grant of Stock Appreciation Rights ("SARs") shall be subject to the following rules and conditions:

             A. Stock Appreciation Right Grants: Stock Appreciation Rights are rights to receive a payment in cash, Common Stock, Restricted Stock or Deferred Stock, as selected by the Committee. These rights, which are determined by the appreciation in Common Stock, shall be evidenced by Stock Appreciation Rights agreements. Such agreements shall conform to the requirements of the Plan and may contain such other provisions (including, but not limited to, vesting and forfeiture provisions, or provisions for protection of such SARs in the event of mergers, consolidations, dissolutions and liquidation affecting either the agreement or the shares on which the SARs are based) as the Committee shall deem advisable at the time of grant. An SAR may be granted in tandem with all or a portion of a related Option under the Plan ("Tandem SAR") or may be granted separately ("Freestanding SAR"). A Tandem SAR may be granted either at the time of the grant of the related Option or at any time thereafter during the term of the related Option, shall have a term equal to the remaining term of the related Option, and shall be capable of being exercised only to the extent that the related Option is capable of being exercised. In no event shall a Freestanding SAR be exercisable within the first six months of its grant, or in the case of a Tandem SAR within the first six months of the grant of the related Option. In no event shall the term of a Freestanding SAR exceed 5 years. The term of a Freestanding SAR shall be set by the Committee at the time of grant.

             B. SAR Exercise Value: The Exercise Value of a Tandem SAR shall be the exercise price under the related Option. The Exercise Value of a Freestanding SAR shall not be less than 100% of the Fair Market Value of the Common Stock, as determined by the Committee, on the date of grant of the Freestanding SAR.

             C. Exercise of SAR: A Tandem SAR and a Freestanding SAR shall entitle the Recipient to receive a payment equal to the excess of the Fair Market Value of the shares of Common Stock covered by the SAR on the date of exercise over the exercise value of the SAR. Notwithstanding the foregoing, at any time prior to the exercise of the SAR, the Committee may unilaterally limit the amount it will pay in excess of the Exercise Value on account of the SAR. Such payment may be in cash, in shares of Common Stock, Deferred Stock, Restricted Stock or any combination as the Committee shall determine. As determined by the Committee at the time of grant, a Tandem SAR may be issued either as an irrevocable alternative to the exercise of the related Option, or as a right to be automatically exercised in connection with the exercise of the related Option. Upon exercise of a Tandem SAR which is issued as an irrevocable alternative to the related Option, the related Option shall be canceled automatically to the extent of the number of shares covered by such exercise, and such shares shall no longer be available for grant under this Plan. Upon exercise of a Option with respect to which a Tandem SAR has been issued as an irrevocable alternative to the Option. The Tandem SAR shall be canceled automatically to the extent of the number of shares covered by the exercise of the related Option and such SARs shall no longer be available for grant under this Plan.

             D. Terms of SAR: SARs shall be subject to the same terms and conditions applicable to Options as stated in Section 8.3. SARs shall also be subject to such other terms and conditions not inconsistent with this Plan as shall be determined by the Committee at the time of grant. Vesting of a Freestanding SAR shall be determined by the Committee at the time of grant. Vesting of a Tandem SAR shall be the same as the related Option.

        X.   Discounted Options

             The grant of Discounted Options shall be subject to the following rules and conditions:

             A. Discounted Option Grant: Discounted Options shall be evidenced by Discounted Option agreements. Such agreements shall conform to the requirements of the plan, and may contain such other provisions (including, but not limited to, vesting and forfeiture provisions, restrictions upon the exercise of the Discounted Option, or provisions for the protection of the Discounted Option in the event of mergers, consolidations, dissolutions and liquidation affecting either the agreements of the shares subject to such Options) as the Committee shall deem advisable at the time of grant. A Discounted Option can be granted in order to allow a Participant to defer current compensation (including director's fees) or as an additional benefit to a Participant.

             B. Discounted Option Price: The price at which Common Stock may be purchased upon exercise of a Discounted Option shall be a stated percentage of the Fair Market Value or as otherwise determined by the Committee at the time of grant. The price of a Discounted Option, at the discretion of the Committee, may include a cost guarantee against a decline in the Fair Market Value of the Shares subject to the Option where appropriate, or a provision that the original discount shall be paid in cash, without interest, if the Option expires unexercised.

             C. Terms of Discounted Option: The Discounted Option agreement shall specify when a Discounted Option may be exercisable and the terms and conditions applicable in the event of the termination of Recipient's employment or association with the Corporation during the discounted Option term.

             D. Payment of Discounted Option Exercise Price: The exercise price of the Discounted Option shall be paid in full in cash or, with the consent of the Committee, in whole or in part with Common Stock valued at Fair Market Value. The Committee may permit Common Stock used as payment to be (i) tendered by the Recipient or (ii) withheld by the Corporation pursuant to an election by the Recipient to have part of the shares covered by the Option withheld in payment of the exercise price. A Recipient shall have the rights of a stockholder with respect to any Shares subject to a Discounted Option from and after its exercise until a stock certificate for such shares shall have been received by him.

        XI.  Additional Restrictions on Grants to Directors

             A. Formula Grants: As of the Effective Date of this Plan, each director of the Corporation who is not an employee of the Corporation shall be granted Options under this Plan with respect to 10,000 shares of the Corporation's Common Stock, one-fourth vesting on that date and an additional one-fourth on the next three anniversary dates of the Effective Date of this Plan. In addition, on the first trading day of each July after the Effective Date of this Plan, each such director shall be granted Options with respect to up to 2,500 shares of the Corporation's Common Stock. Directors who are not employees of the Corporation and who are elected to such office for the first time subsequent to the Effective Date shall be granted Options for 10,000 shares of the Corporation's Common Stock as of the date the Recipient's initial service as a director becomes effective, which options shall vest one-fourth on the initial date of service and one-fourth on each anniversary date thereof. Options granted pursuant to this Section 1 1. I shall have an exercise price which is equal to the Fair Market Value of the Corporation's Common Stock on the date of grant. Such grants may contain such other terms and provisions as may otherwise be permissible under the provisions of this Plan and as the Committee shall deem advisable at the time of grant.

             B. Other Grants: Awards may be granted to officers or directors of the Corporation only (i) if approved by the full Board, (ii) if approved by, or only in accordance with the recommendations of a committee of two or more Non-Employee Directors, (iii) if approved by the stockholders of the Corporation before or after the grant but not later than the date of the next annual meeting of stockholders, or (iv) if the Award granted hereunder or received upon exercise of any Award granted hereunder must by its terms be held for at least six months from the date of grant.

             C. Change of Rule: Notwithstanding Section 11.1, in the event that Rule 16b-3 is further amended after August 15, 1996 the Committee may, to the extent it determines appropriate, adopt any different rules for administration of the Plan so that any Awards to officers or directors will qualify for exemption under Rule 16b-3.




        XII. Adjustments Upon Changes in Capitalization

             In the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation or any other change in the corporate structure of the Corporation affecting Common Stock, or a sale by the Corporation of all or part of its assets, or any distribution to stockholders other than a normal cash dividend, the Board shall make appropriate adjustments in the number and kind of shares authorized by the Plan and any adjustments to outstanding Awards as it determines appropriate. No fractional shares of Common Stock shall be issued pursuant to such an adjustment, however, and the Fair Market Value of any fractional shares resulting from adjustments pursuant to this section shall be paid in cash to the Recipient.

        XIII.     Effective Date, Termination and Amendment

             The Plan shall become effective on the Consummation Date under the Plan of Reorganization of Cambridge Biotech Corporation under Chapter 11 of the United States Bankruptcy Code confirmed by the United States Bankruptcy Court for the District of Massachusetts (Case No. 94-43054-JFQ). The Plan shall remain in full force and effect until terminated by the Board, which shall have the power to amend, suspend or terminate the Plan at any time including, without limitation, the power to amend the Plan so as to allow the Plan to conform to any exemption now available or to become available under the provisions of the Rule or any subsequent rule or regulation enacted in its place; provided that no such amendment shall be made without stockholder approval which shall:

                  a. Increase (except as provided in Section 5 and Section 12) the total number of shares available for issuance pursuant to the Plan.

                  b. Change the class of person eligible to be Recipients.

                  c. Decease the exercise price of Options stated in
             Section 8 and Section 10 or the exercise value of the SARs stated in Section 9.

                  d. Change the Plan in such a way as to require stockholder approval of such change under Section 424 of the Code.


        XIV. Forfeiture

             Awards may provide that they are forfeitable if the Recipient terminates his or her employment with the Corporation or a Related Company, for any reasons other than death or retirement, except that the Committee shall have the authority to provide for their continuation in whole or in part whenever in its judgment the Committee shall determine that such continuation is in the best interests of the Corporation. Awards may furthermore be forfeited by a Recipient if the Committee determines that the Recipient is at any time engaged in any activity harmful to the interest of, or in competition with, the Corporation or a Related Company or accepts employment with a competitor.

        XV.  Non-Assignability

             Awards of Incentive Stock Options may not be pledged, assigned or transferred for any reason during the Recipient's lifetime other than pursuant to a qualified domestic relations order and any attempt to do so shall be void. The pledge, assignment or transfer of any Award may be restricted to the extent determined by the Committee on a case by case basis in granting any Award.

        XVI. Beneficiary Upon Recipient's Death

             In the event of the death of a Recipient, all of such Recipient's interest in any Award shall pass to such Recipient's personal representative, heir or distributee, which personal representative, heir or distributee shall be subject to all of the terms and conditions of the Award.

        XVII.     Change of Control

             A. Vesting: Notwithstanding any other provisions of the Plan to the contrary, upon the occurrence of a Change of control (as defined below) the forfeitability provisions with respect to any Awards, including Awards of Deferred Stock, Restricted Stock, Options, Discounted Options or Stock Appreciation Rights, and any restrictions on exercise of an Award resulting from termination of employment, will lapse and such Awards shall be fully vested and nonforfeitable. Upon the occurrence of a Change of Control, all the restrictions on Restricted Stock shall lapse and be of no effect and the Corporation shall deliver to the holder of such shares certificates representing the number of shares and securities on which restrictions have so lapsed, within 30 days of the Change of Control. The replacement shares will only be delivered upon tender by the holder of such certificates which may have been previously delivered to the Recipient of Restricted Stock bearing legends with respect to such restrictions.

             B. Change of Control Defined: A "Change of Control" shall be deemed to have occurred on the earlier of (i) the close of business on the 10th day after the date of the first public announcement (including a press release or a report filed pursuant to Section 13(d) of the Exchange Act) by the Corporation or any person that such person has become the owner of 20% or more of the Corporation's Voting Power or (ii) immediately prior to consummation of a tender or exchange offer if upon consummation thereof, the person making such offer would become owner of 20% or more of the Corporation's Voting Power. Notwithstanding the foregoing, no person shall be considered to have become the owner of 20% or more of the Voting Power merely as a result of acquisitions of Common Stock by the Corporation which, by reducing the number of shares outstanding, increased the proportionate shares beneficially owned, directly or indirectly, by such person; except that if such person becomes the owner of 20% or more of the Voting Power in such manner, then the acquisition of any additional shares by such person will be deemed to be a Change of Control.

             C. Other Definitions: For purposes of determining a Change of Control, a "person" as used in this Section 17 shall not include (i) the Corporation, (ii) any Affiliate of the Corporation, (iii) any employee benefit plan of the Corporation or of any Affiliate of the corporation, or (iv) any entity or person holding shares of Common Stock, organized, appointed or established by the Corporation or any Affiliate for or pursuant to the terms of any such plan.

             For purposes of this Section 17, a Disinterested Director is any person who is not (i) an employee of the Corporation or any Affiliate, (ii) a person who owns 20% or more of the Voting Power of the Corporation, or a representative or a nominee of such persons, or (iii) a person who becomes a member of the Board subsequent to the date of this Plan, unless such person's nomination is recommended or approved by a majority of directors who are not described in (i), (ii), or (iii) above.

             References herein to a person's Voting Power means the beneficial ownership (as defined in Rule 13d-3 under the Exchange
        Act), directly or indirectly, by that person of securities possessing the specified level of the combined voting power of all the Corporation's then outstanding securities entitled to vote in election of directors.

        XVIII.    General Provisions

             A. No Employment: Nothing contained in the Plan or in any Award granted pursuant to the Plan shall confer upon any Employee any right with respect to continuance of employment by the Corporation or an Affiliate, nor interfere in any way with the right of the Corporation or an Affiliate to terminate the employment of any employee at any time with or without assigning any reason therefor.

             B. Transfers: For purposes of this Plan, transfer of employment between the Corporation and its Affiliates shall not be deemed termination of employment.

             C. Taxes: Appropriate provision may be made for all taxes required to be withheld in connection with any Award, the exercise thereof and the transfer of shares of Common Stock with respect of any federal, state or local withholding taxes whether domestic or foreign.

             D. Business Days: If any day on or before which action under the Plan must be taken falls on a Saturday, Sunday or legal holiday, such action may be taken on the next succeeding day not a Saturday, Sunday or legal holiday.

             E. Foreign Participants: Without amending the Plan, Awards may be granted to employees who are foreign nationals or employed outside the United States or both, on such terms and conditions different from those specified in the Plan as may, in the judgment of the Committee, be necessary or desirable to further the purpose of the Plan.

             F. Governing Law: To the extent that federal laws (such as the Exchange Act, the Code, or the Employee Retirement Income Security Act of 1974) do not otherwise control, the Plan and all determinations made and actions taken pursuant hereto shall be governed by the law of Delaware and interpreted accordingly.

             G. Amendment: The Committee may amend any outstanding Awards to the extent it deems appropriate. Such amendment may be unilateral by the Committee, except in the case of amendments adverse to the Recipient, in which case the Recipient's consent is required to any such amendment. The Committee may permit a Recipient to exchange rights of any kind awarded hereunder for other rights hereunder at any time. Incentive Stock Options awarded hereunder may be converted to Non-Qualified Options upon approval of the Committee. The Committee may grant Awards under this plan to evidence the assumption by the Corporation of, and in substitution for, outstanding grants from an acquired company.

        Approved by Board of Directors:   October 28, 1996